Exhibit 99.2

Third Quarter 2007

Supplemental Financial Information

November 8, 2007

DTE Energy®

DTE Energy Company
Consolidated Statements of Financial Position (unaudited)

	September 30	December 31
	2007	2006
	(in Millions)
ASSETS
Current Assets
Cash and cash equivalents	$156	$147
Restricted cash	93	146
Accounts receivable (less allowance for doubtful accounts of $180 and $170, respectively)
Customer	1,192	1,427
Collateral held by others	73	68
Other	292	442
Accrued power and gas supply cost recovery revenue	116	117
Inventories
Fuel and gas	570	562
Materials and supplies	186	153
Deferred income taxes	366	245
Assets from risk management and trading activities	372	461
Other	239	193
Current assets held for sale	74	—

	3,729	3,961

Investments
Nuclear decommissioning trust funds	826	740
Other	453	505

	1,279	1,245

Property
Property, plant and equipment	18,834	19,224
Less accumulated depreciation and depletion	(7,496)	(7,773)

	11,338	11,451

Other Assets
Goodwill	2,042	2,057
Regulatory assets	3,389	3,226
Securitized regulatory assets	1,154	1,235
Intangible assets	28	72
Notes receivable	107	164
Assets from risk management and trading activities	156	164
Prepaid pension assets	77	71
Other	116	139
Noncurrent assets held for sale	411	—

	7,480	7,128

Total Assets	$23,826	$23,785

The Consolidated Statements of Financial Position (Unaudited) should be read in conjunction with the
Notes to Consolidated Financial Statements appearing in the Forms 10-K and 10-Q.

DTE Energy Company
Consolidated Statements of Financial Position (unaudited)

	September 30	December 31
	2007	2006
	(in Millions, Except Shares)
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities
Accounts payable	$952	$1,145
Accrued interest	126	115
Dividends payable	87	94
Short-term borrowings	1,069	1,131
Current portion of long-term debt, including capital leases	466	354
Liabilities from risk management and trading activities	267	437
Deferred gains and reserves	347	208
Other	602	680
Current liabilities associated with assets held for sale	49	—

	3,965	4,164

Long-Term Debt (net of current portion)
Mortgage bonds, notes and other	5,563	5,918
Securitization bonds	1,065	1,185
Trust preferred-linked securities	289	289
Capital lease obligations	44	82

	6,961	7,474

Other Liabilities
Deferred income taxes	1,739	1,465
Regulatory liabilities	1,185	765
Asset retirement obligations	1,225	1,221
Unamortized investment tax credit	111	120
Liabilities from risk management and trading activities	414	259
Liabilities from transportation and storage contracts	131	157
Accrued pension liability	397	388
Accrued postretirement liability	1,424	1,414
Deferred gains from asset sales	15	36
Nuclear decommissioning	129	119
Other	324	312
Noncurrent liabilities associated with assets held for sale	71	—

	7,165	6,256

Commitments and Contingencies

Minority Interest	38	42

Shareholders’ Equity
Common stock, without par value, 400,000,000 shares authorized, 163,713,691 and 177,138,060 shares issued and outstanding, respectively	3,181	3,467
Retained earnings (less FIN 48 cumulative effect adjustment of $5 in 2007)	2,634	2,593
Accumulated other comprehensive loss	(118)	(211)

	5,697	5,849

Total Liabilities and Shareholders’ Equity	$23,826	$23,785

The Consolidated Statements of Financial Position (Unaudited) should be read in conjunction with the
Notes to Consolidated Financial Statements appearing in the Forms 10-K and 10-Q.

DTE Energy Company
Consolidated Statements of Cash Flows (Unaudited)

	Nine Months Ended
	September 30
	2007	2006
	(in Millions)
Operating Activities
Net Income	$716	$291
Adjustments to reconcile net income to net cash from operating activities:
Depreciation, depletion and amortization	716	801
Deferred income taxes	90	24
Gain on sale of interests in synfuel projects	(144)	(72)
Gain on sale of non-utility business	(897)	—
Other asset (gains), losses and reserves, net	14	(1)
Impairment of synfuel projects	—	124
Partners’ share of synfuel project losses	(161)	(191)
Contributions from synfuel partners	177	155
Cumulative effect of accounting change	—	(1)
Changes in assets and liabilities, exclusive of changes shown separately	281	53

Net cash from operating activities	792	1,183

Investing Activities
Plant and equipment expenditures — utility	(750)	(830)
Plant and equipment expenditures — non-utility	(206)	(214)
Acquisitions, net of cash acquired	—	(27)
Proceeds from sale of interests in synfuel projects	329	203
Refunds to synfuel partners	(81)	—
Proceeds from sale of non-utility business	1,258	—
Proceeds from sale of other assets, net	39	44
Restricted cash for debt redemptions	52	29
Proceeds from sale of nuclear decommissioning trust fund assets	227	136
Investment in nuclear decommissioning trust funds	(254)	(163)
Other investments	(22)	(18)

Net cash from (used for) investing activities	592	(840)

Financing Activities
Issuance of long-term debt	—	545
Redemption of long-term debt	(340)	(672)
Short-term borrowings, net	(62)	44
Issuance of common stock	—	9
Repurchase of common stock	(686)	(10)
Dividends on common stock	(278)	(274)
Other	(2)	(8)

Net cash used for financing activities	(1,386)	(366)

Net Increase (Decrease) in Cash and Cash Equivalents	16	(23)
Cash and Cash Equivalents Reclassified to Assets Held for Sale	(7)	—
Cash and Cash Equivalents at Beginning of the Period	147	88

Cash and Cash Equivalents at End of the Period	$156	$65

The Consolidated Statements of Cash Flows (Unaudited) should be read in conjunction with the
Notes to Consolidated Financial Statements appearing in Forms 10-K and 10-Q.

The Detroit Edison Company
Consolidated Statements of Operations (unaudited)

	Three Months		Nine Months
	Ended		Ended
	September 30		September 30
	2007	2006	2007	2006
	(in Millions)
Operating Revenues	$1,403	$1,460	$3,707	$3,685

Operating Expenses
Fuel and purchased power	518	539	1,274	1,257
Operation and maintenance	386	277	1,114	991
Depreciation and amortization	203	311	583	646
Taxes other than income	63	64	204	198
Asset (gains) and reserves, net	6	(1)	12	(1)

	1,176	1,190	3,187	3,091

Operating Income	227	270	520	594

Other (Income) and Deductions
Interest expense	73	60	222	208
Interest income	(2)	(1)	(5)	(2)
Other income	(8)	(9)	(26)	(22)
Other expenses	7	9	22	29

	70	59	213	213

Income Before Income Taxes	157	211	307	381
Income Tax Provision	50	73	100	128

Income Before Accounting Change	107	138	207	253
Cumulative Effect of Accounting Change	—	—	—	1

Reported Earnings	107	138	207	254

Adjustments
Effective tax rate normalization	(1)	(3)	1	(2)
Detroit Thermal reserve	8	—	14	—
Regulatory asset surcharge	—	—	6	—
Performance Excellence Process	—	(31)	—	—
September 2006 MPSC electric	—	38	—	38

	7	4	21	36

Operating Earnings	$114	$142	$228	$290

The Consolidated Statement of Operations (Unaudited) should be read in conjunction with the
Notes to Consolidated Financial Statements appearing in Forms 10-K and 10-Q.

Michigan Consolidated Gas Company
Consolidated Statements of Operations (unaudited)

	Three Months		Nine Months
	Ended		Ended
	September 30		September 30
	2007	2006	2007	2006
	(in Millions)
Operating Revenues	$169	$167	$1,335	$1,259

Operating Expenses
Cost of gas	56	56	827	768
Operation and maintenance	104	91	324	320
Depreciation and amortization	25	24	70	71
Taxes other than income	13	13	42	41
Asset (gains) and losses, net	(1)	(3)	2	—

	197	181	1,265	1,200

Operating Income (Loss)	(28)	(14)	70	59

Other (Income) and Deductions
Interest expense	16	17	43	49
Interest income	(5)	(2)	(12)	(6)
Other income	(2)	(2)	(7)	(6)
Other expenses	1	—	3	1

	10	13	27	38

Income (Loss) Before Income Taxes	(38)	(27)	43	21
Income Tax Provision (Benefit)	(10)	(8)	11	3

Reported Earnings (Loss)	(28)	(19)	32	18

Adjustments
Effective tax rate normalization	6	5	4	3
Performance Excellence Process	1	7	3	11

	7	12	7	14

Operating Earnings (Loss)	$(21)	$(7)	$39	$32

The Consolidated Statements of Operations (Unaudited) should be read in conjunction with the
Notes to Consolidated Financial Statements appearing in Forms 10-K and 10-Q.

DTE Energy Debt/Equity Calculation
As of September 30, 2007
($ millions)

Short-term borrowings	$1,069
Current portion of long-term debt, including capital leases	469
Mortgage bonds, notes and other	5,584
Securitization bonds	1,065
Capital lease obligations	74
less MichCon short-term debt	(318)
less Securitization bonds, including current portion	(1,185)

Total debt	6,759
Trust preferred-linked securities	289

Total preferred/ other	289
Equity	5,697

Total capitalization	$12,744

Debt	53.0%
Preferred	2.3%
Common shareholders’ equity	44.7%

Total	100.0%

Sales Analysis — Q3 2007
Electric Sales — Detroit Edison Service Area (GWh)

	Q3 2007	Q3 2006	% Change
Residential	4,836	4,883	-1%
Commercial	5,166	4,927	5%
Industrial	3,278	3,695	-11%
Other	812	814	0%

	14,092	14,319	-2%
Choice*	569	534	7%

TOTAL SALES	14,661	14,853	-1%

*	Includes Dearborn Industrial Group sales
Gas Sales — MichCon Service Area (Mcf)

	Q3 2007	Q3 2006	% Change
Residential	8,620,009	7,814,094	10%
Commercial	2,302,481	2,171,363	6%
Industrial	185,436	230,837	-20%

	11,107,926	10,216,294	9%

End User Transportation*	25,189,350	27,815,723	-9%

TOTAL SALES	36,297,276	38,032,017	-5%

*	Includes choice customers
Electric Revenue — Detroit Edison Service Area ($000s)

	Q3 2007	Q3 2006	% Change
Residential	522,327	529,454	-1%
Commercial	445,809	444,828	0%
Industrial	214,994	240,019	-10%
Other	44,822	44,448	1%

	1,227,952	1,258,749	-2%

Choice*	11,595	15,355	-24%

TOTAL REVENUES	1,239,547	1,274,104	-3%

*	Distribution charge, includes Dearborn Industrial Group revenues
Gas Revenue — MichCon Service Area ($000s)

	Q3 2007	Q3 2006	% Change
Residential	109,477	104,066	5%
Commercial	27,198	26,294	3%
Industrial	1,867	2,322	-20%

	138,542	132,682	4%

End User Transportation*	21,308	24,149	-12%

TOTAL REVENUES	159,850	156,831	2%

*	Includes choice customers
Weather
Cooling Degree Days
Detroit Edison service territory

	Q3 2007	Q3 2006	% Change
Actuals	613	640	-4%
Normal	537	537	n/m

Deviation from normal	14%	19%
Heating Degree Days
MichCon service territory

	Q3 2007	Q3 2006	% Change
Actuals	107	148	-28%
Normal	181	177

Deviation from normal	-41%	-16%

	2007 Common Shares Outstanding
				Projected
	Q1	Q2	Q3	FYE 2007
	(millions)
Weighted Average Shares Outstanding For The Period	177	175	166	171
Outstanding Shares At End Of Period	176	171	164	160